                                                                   EXHIBIT 99.37

                       COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]   MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2004-WMC5

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[2,285,466,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC5

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                OCTOBER 21, 2004

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                       COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]   MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2004-WMC5

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                               2

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
                                 SCENARIO                             1                2               3                4
                      -------------------   ----------------   -------------   ---------------   -------------    ----------------
                                    SPEED            PRICING    100% pricing      100% pricing    100% pricing     100% pricing
                                    RATES                         Forward            Forward     Forward + 150     Forward + 150
                                 TRIGGERS                           Fail               Fail           Fail            Fail
                             CLEANUP CALL                        To Maturity       To Maturity     To Maturity      To Maturity
                      DEFAULT P&I ADVANCE                       100% Advance      100% Advance    100% Advance     100% Advance
                         DEFAULT SEVERITY                            45%               55%             45%              55%
                     DEFAULT RECOVERY LAG             Months       12months         12months        12months         12months
                          DEFAULT BALANCE                      Current Balance  Current Balance  Current Balance  Current Balance
                          CPR = CDR + CRR   Capped at prepay
                                CPR = CRR       PSA standard     CPR = CRR         CPR = CRR        CPR = CRR        CPR = CRR
                    INITIAL
         RATINGS      BOND        SUB-
CLASS      M/S        SIZE     ORDINATION
---------------------------------------------------------------------------------------------------------------------------------
A        AAA/AAA      81.50         18.50   CDR
                                            CummLosses
M1      AA1/[AA+]     2.90          15.60   CDR
                                            CummLosses
M2      AA2/[AA+]     2.65          12.95   CDR                   17.742            13.812           15.286          11.896
                                            CummLosses             17.10%            17.42%           15.37%          15.55%
M3       AA3/[AA]     1.70          11.25   CDR                   15.478            12.136           13.121          10.292
                                            CummLosses             15.51%            15.79%           13.72%          13.87%
M4       A1/[AA]      1.50           9.75   CDR
                                            CummLosses
M5       A2/[AA]      1.40           8.35   CDR
                                            CummLosses
M6       A3/[AA-]     1.35           7.00   CDR
                                            CummLosses
B1      BAA1/[AA-]    1.15           5.85   CDR                    9.050             7.251            7.111           5.704
                                            CummLosses             10.23%            10.39%            8.37%           8.45%
B2      BAA2/[A+]     1.00           4.85   CDR
                                            CummLosses
B3      BAA3/[A-]     1.00           3.85   CDR                    6.978             5.635            5.200           4.205
                                            CummLosses              8.23%             8.36%            6.37%           6.44%
B4      NR/[BBB+]     1.00           2.85   CDR
                                            CummLosses
B5       NR/[BBB]     1.00           1.85   CDR
                                            CummLosses
                         -           1.85   CDR
                                            CummLosses
OC                    1.85              -                              -                 -                -               -

                                 SCENARIO                            1                 2                3                4
                      -------------------   ----------------   -------------   ---------------   -------------    ----------------
                                    SPEED            PRICING    100% pricing      100% pricing    100% pricing     100% pricing
                                    RATES                          Forward          Forward       Forward + 150    Forward + 150
                                 TRIGGERS                           Pass              Pass            Pass             Pass
                             CLEANUP CALL                        To Maturity      To Maturity      To Maturity      To Maturity
                      DEFAULT P&I ADVANCE                       100% Advance      100% Advance    100% Advance     100% Advance
                         DEFAULT SEVERITY                            45%              55%             45%               55%
                     DEFAULT RECOVERY LAG             Months      12months         12months         12months         12months
                          DEFAULT BALANCE                      Current Balance  Current Balance  Current Balance  Current Balance
                          CPR = CDR + CRR   Capped at prepay
                                CPR = CRR       PSA standard     CPR = CRR         CPR = CRR        CPR = CRR       CPR = CRR
                    INITIAL
         RATINGS      BOND        SUB-
CLASS      M/S        SIZE     ORDINATION
------  ----------  -------    ----------   ------------------ ----------------  --------------  ---------------  ---------------
A-2B3     AAA/AAA    81.50          18.50   CDR                    26.233            19.877           23.451           17.749
                                            CummLosses              22.15%            22.60%           20.63%           20.90%
M1       AA1/[AA+]    2.90          15.60   CDR
                                            CummLosses
M2       AA2/[AA+]    2.65          12.95   CDR
                                            CummLosses
M3       AA3/[AA]     1.70          11.25   CDR
                                            CummLosses
M4        A1/[AA]     1.50           9.75   CDR
                                            CummLosses
M5        A2/[AA]     1.40           8.35   CDR
                                            CummLosses
M6       A3/[AA-]     1.35           7.00   CDR
                                            CummLosses
B1       BAA1/[AA-]   1.15           5.85   CDR
                                            CummLosses
B2       BAA2/[A+]    1.00           4.85   CDR
                                            CummLosses
B3       BAA3/[A-]    1.00           3.85   CDR
                                            CummLosses
B4       NR/[BBB+]    1.00           2.85   CDR
                                            CummLosses
B5        NR/[BBB]    1.00           1.85   CDR
                                            CummLosses
                         -           1.85   CDR                         -                 -                -                -
                                            CummLosses
OC                    1.85              -                               -                 -                -                -